UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 28, 2007

First Hartford Corporation
(Exact name of registrant as specified in its charter)

Maine	0-8862	01-00185800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Colonial Road, Manchester, Connecticut	06040
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code  (860) 646-6555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03         Financial Obligation Matter

On August 23, 2007 the Company purchased 56 acres in Edinburg, TX for $6,774,960.  This property plus an additional 70 acres purchased March 6,2007 (as reported on Form 8-K dated March 8, 2007) will be part of a multi-use shopping center to be known as The Shoppes At Rio Grande Valley.  Scheduled to be built in phases, 2007 to 2010, the project could contain up to 1,000,000 square feet of retail and other space.

This project is being funded by a construction and permanent mortgage loan from Protective Life Insurance Company.  The loan will be in two phases.

Phase I     $44,080,000

              Note A     $36,300,000

              Note B     $7,780,000

        Interest Rate:  6.125% per annum

        Construction Term: Through 12/31/08

        Amortization:

              Note A:  Amortizing on a 25 year schedule after conversion to permanent loan.

              Note B:  Interest only

        Call Date: 3 years after conversion

        Guarantors:         First Hartford Corporation and Neil Ellis, individually.
                                  Completion of construction and guaranteed repayment of construction loan.

        Leasing Requirement:  In order to convert to a permanent loan, must demonstrate debt service coverage of 1.0.

        Building Size:  416,412 SF.

Principal reductions on Note B will be made from the reimbursements contemplated from the following City of Edinburg programs (maximum amounts are shown):

TIF	$4,000,000

Public Infrastructure Cost Reimbursement payable from the proceeds of Tax Incremental Financing bonds once the applicable phase of the Project is complete and generates increases in real estate taxes producing a 1.35 debt service coverage on the TIF bonds (estimated $2,000,000 per year for 2009 and 2010).

380 Grant	4,000,000

A "380 Grant" in the amount of  the difference between $8,000,000 and the TIF amount.  Payable semi-annually on 3/31 and 9/30 from ½ of the City's share of sales tax revenue of 1% of sales generated at the center

EEDC Grant	4,000,000	EEDC Initial Incentive Commitment - payable semi-annually on 3/31 and 9/30 from EEDC sales tax revenue of ½% of sales of sales generated at the center.
Total	$12,000,000

Reimbursements after payment in full of Note B will be applied to the Phase II debt.

Phase II    $9,120,000

Interest Rate:  6.125%

Construction:  Through 12/31/08

Amortization: 25 years after conversion

Call Date: 3 years after conversion but no later than Phase I

        Guarantors: Same as Phase I

Phase II was underwritten only to cover cost of land and certain land development costs at this time.  The amount of the loan will be renegotiated when there are adequate signed leases to provide additional funds to building Phase II.

Protective Life Insurance Company will, in addition to the 6.125% interest, receive 50% of the cash flow as interest.  In the event the project is sold or refinanced, they will receive 50% of the excess cash.

August 28, 2007

First Hartford Corporation

/s/ Stuart I. Greenwald
     Stuart I. Greenwald
     Treasurer and Secretary